Senior Secured/Unsecured Bond	6 Months Ended
Jun. 30, 2021
Senior Secured/Unsecured Bond
8.	Senior Unsecured Bond
In September 2020, the Company issued senior unsecured bonds in an aggregate principal amount of $100.0 million with Nordic Trustee AS as the bond trustee (the “2020 Bonds”). The net proceeds of the issuance of the 2020 Bonds were used to redeem in full all of our outstanding 2017 Bonds which were due to mature in full on February 10, 2021 and become repayable on that date. The 2020 Bonds are governed by Norwegian law and listed on the Nordic ABM which is operated and organized by Oslo Børs ASA.
The 2020 Bonds bear interest at a rate of 8.0% per annum and mature on September 10, 2025. Interest is payable semi-annually in arrears on March 10 and September 10.
The 2020 Bonds are redeemable by the Company, in whole or in part, at any time. Any 2020 Bonds redeemed; up until September 9, 2023 will be priced at the aggregate of the net present value of 103.2% of par and interest payable up to September 9, 2023; from September 10, 2023 up until September 9, 2024, are redeemable at 103.2% of par; from September 10, 2024 up until March 9, 2025, are redeemable at 101.6% of par, and from March 10, 2025 to the maturity date are redeemable at 100% of par, in each case, in cash plus accrued interest.
Additional financial covenants (each as defined within the bond agreement governing the 2020 Bonds (the “2020 Bond Agreement”)) are: (a) The issuer shall ensure that the Group (meaning “the Company and its subsidiaries”) maintains a minimum liquidity of no less than $35.0 million; and (b) maintain a Group equity ratio (as defined in the 2020 Bond Agreement) of at least 30%. As of June 30, 2021, the Company was in compliance with all covenants for the 2020 Bonds.
The 2020 Bond Agreement provides that we may declare or pay dividends to shareholders provided that the Company maintains a minimum liquidity of $
60.0
 million, unless an event of default has occurred and is continuing. The 2020 Bond Agreement also limits us and our subsidiaries from, among other things, entering into mergers and divestitures, engaging in transactions with affiliates or incurring any additional liens which would have a material adverse effect. In addition, the 2020 Bond Agreement includes customary events of default, including those relating to a failure to pay principal or interest, a breach of covenant, false representation and warranty, a cross-default to other indebtedness, the occurrence of a material adverse effect, or our insolvency or dissolution.
The following table shows the breakdown of our senior unsecured bond and total deferred financing costs as of December 31, 2020 and June 30, 2021:

	December 31, 2020	June 30, 2021

	(in thousands)
Senior Unsecured Bond
Total Bond	$100,000	$100,000
Less deferred financing costs	(1,842)	(1,645)

Total Bond, net of deferred financing costs	$98,158	$98,355

2018 Senior Secured Bonds [Member]
Senior Secured/Unsecured Bond
7.	Senior Secured Bond
In November 2018, the Company issued senior secured bonds in an aggregate principal amount of NOK 600 million with Nordic Trustee AS as the bond trustee (the “2018 Bonds”). The net proceeds were used to partially finance our portion of the capital cost for the construction of the Marine Export Terminal. The 2018 Bonds are governed by Norwegian law and are listed on the Nordic ABM which is operated and organized by Oslo Børs ASA. The 2018 Bonds bear interest at a rate equal to the
3-month
NIBOR plus 6.0% per annum, calculated on a
360-day
year basis and mature on November 2, 2023. Interest is payable quarterly in arrears on February 2, May 2, August 2 and November 2. The 2018 Bonds are secured by four of the Company’s ethylene capable semi-refrigerated liquefied gas carriers.
On the same date, the Company entered into a cross-currency interest rate swap agreement with Nordea Bank Abp (“Nordea”), with a termination date of November 2, 2023, to run concurrently with the 2018 Bonds. The interest rate payable by the Company under this cross-currency
interest rate swap agreement will be 6.608% plus
3-month
U.S. LIBOR and the transfer of the principal amount fixed at $71.7 million upon maturity in exchange for NOK 600 million. Please read Note 9—Derivative Instruments Accounted for at Fair Value for additional information.
The Company may redeem the 2018 Bonds, in whole or in part, at any time beginning on or after November 2, 2021. Any 2018 Bonds redeemed from November 2, 2021 until November 1, 2022, are redeemable at 102.4% of par, from November 2, 2022 until May 1, 2023, are redeemable at 101.5% of par, and from May 2, 2023 to the maturity date are redeemable at 100% of par, in each case, in cash plus accrued interest.
Additionally, upon the occurrence of a “Change of Control Event” (as defined in the 2018 Bond Agreement), the holders of 2018 Bonds have an option to require us to repay such holders’ outstanding principal amount of 2018 Bonds at 101% of par, plus accrued interest.
The financial covenants each as defined within the 2018 Bond Agreement are: (a) The issuer shall ensure that the Group (meaning “the Company and its subsidiaries”) maintains a minimum liquidity of no less than $25.0 million and (b) maintain a Group equity ratio of at least 30% (as defined in the 2018 Bond Agreement). At June 30, 2021, the Company was in compliance with all covenants for the 2018 Bonds.
The 2018 Bond Agreement provides that we may declare dividends not exceeding 50% of our cumulative consolidated net profits after taxes from January 1, 2020. The 2018 Bond Agreement also limits us and our subsidiaries from, among other things, entering into mergers and divestitures, engaging in transactions with affiliates or incurring any additional liens which would have a material adverse effect. In addition, the 2018 Bond Agreement includes customary events of default, including those relating to a failure to pay principal or interest, a breach of covenant, false representation and warranty, a cross-default to other indebtedness, the occurrence of a material adverse effect, or our insolvency or dissolution.
The following table shows the breakdown of our senior secured bond and total deferred financing costs as of December 31, 2020 and June 30, 2021:

	December 31, 2020	June 30, 2021

	(in thousands)
Senior Secured Bond
Total Bond	$70,299	$69,961
Less deferred financing costs	(719)	(593)

Total Bond, net of deferred financing costs	$69,580	$69,368